                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders.
ANNUAL REPORT

D E C E M B E R 3 1 , 2 0 0 7

Worldwide Insurance Trust WORLDWIDE ABSOLUTE RETURN FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2007, and are subject to change.

Worldwide Absolute Return Fund

Dear Shareholder:

The Initial Class of the Van Eck Worldwide Absolute Return Fund produced a total return of 4.35% for the twelve months ended December 31, 2007. In comparison, the Fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index,1 returned 4.74% for the same period.

Despite steady economic expansion, 2007 proved to be a volatile year for the U.S. equity market, due in large part to housing market weakness, subprime mortgage losses and a credit market liquidity crunch. The U.S. equity market proved to be resilient during the first seven months of the year, with investors embracing positive economic data and record merger and acquisition deals globally. However, declining new home sales and ongoing threats of a subprime mortgage crisis, which had acted as headwinds since 2006, were not to be overlooked. Beginning with two Bear Stearns hedge fund blowouts, the market turned its attention over the summer to the extent of subprime mortgage losses and the subsequent drying up of the credit market. In its attempt to reinvigorate the lending market, the Federal Reserve Board (“the Fed”) reduced the targeted federal funds rate by a total of 100 basis points (1.00%) from September through December and lowered the discount rate as well. The Fed’s efforts were well received by the equity market but fell short of propelling it into positive territory during the second half of the year. Overall, the U.S. equity market posted mid single-digit gains for the annual period. Under such market conditions, the Fund’s sub-advisers were able to find investment opportunities to exploit pricing disparities, market inefficiencies, anticipated securities price movements and/or cyclical relationships. Equity market neutral indices performed well, gaining between 5% and 8% for the year. Various major equity hedged indices experienced greater volatility but still produced returns between 3% and 12% over the same period.

Market and Economic Review
The Fund’s major allocations were to U.S. equity market neutral and global asset allocation strategies. This section discusses market conditions for these investment areas.

Equity Market Neutral
From a quantitative perspective, investors in 2007 favored companies with above-average price momentum, while avoiding companies with above-average dividend yields. Lower quality companies outperformed higher quality companies during the period, and companies with above-average trading volume underperformed.

Global Asset Allocation
In the U.S., despite attention-grabbing headlines about a looming recession, the economy continued to expand and even did so at an accelerated pace through much of the year. Real GDP growth was 4.9% in the third quarter of 2007, compared to 3.8% in the second and just 0.6% in the first. Contributing most to this gaining momentum were accelerations in exports, consumer spending and inventory investment. In the fourth quarter, however, GDP growth appeared to slow, reflecting, in the Fed’s words, “the intensification of the housing correction and some softening in business and consumer spending.” Meanwhile, inflationary pressures mounted. The Consumer Price Index (CPI) was measured at 4.1% year over year at December 31, 2007, compared to 2.5% at yearend 2006. Several of the same factors that slowed U.S. economic growth in the last months of the year—troubled credit markets, rising inflation and fears regarding liquidity—rippled around the world. Annualized GDP growth in the Eurozone went from 3.2% in the first quarter to 2.5% in the second and 2.7% in the third before slowing in the fourth quarter. In Japan, annualized GDP growth went from 3.3% in the first quarter to -1.8% in the second and 1.5% in the third before plummeting consumer confidence during the fourth quarter revealed worries concerning the sustainability of its export-led growth.

Emerging markets on the whole showed few signs of an economic slowdown. From an investment perspective, this economic environment favored equities over fixed income during the first half of the year, but fixed income significantly outperformed equities for the second half of the year. Within equities, emerging market stocks remained particularly healthy with reasonable valuations. From a capitalization perspective, large-cap stocks were most attractive on a valuation basis.

Worldwide Absolute Return Fund

Manager Review
During the annual period, assets were allocated to two of our five qualified sub-advisers, namely Analytic Investors and Lazard Asset Management. For the twelve months ended December 31, 2007, Analytic Investors underperformed its equity market neutral peers, while Lazard Asset Management outperformed its equity hedged peers. Still, both sub-advisers made positive contributions, and so the Fund gained ground in absolute terms. The Fund, however, modestly lagged its benchmark index on a relative basis. This section discusses both sub-advisers’ strategies and positioning during the annual period.

Analytic Investors—Equity Market Neutral Strategy
Analytic Investors’ process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value in the long run. Investor behavior observed during the first six months of 2007 was quite consistent with that seen over recent years. However, the third quarter saw a sharp reversal in investor behavior, as liquidity concerns and the subprime mortgage disaster fueled severe market turbulence. Analytic’s investment process was hindered primarily by an emphasis on companies with attractive valuation characteristics, such as above-average sales-to-price and predicted-earnings-to-price ratios. These companies generally performed well through the first half of the year, but were penalized significantly during the third quarter. In addition, positioning Analytic’s portion of the Fund toward highly leveraged companies hurt performance, as these companies fared poorly during the period. On the other hand, an emphasis on lower quality companies helped Fund results as did an emphasis on companies with strong price momentum, as these companies’ stocks outperformed.

For the annual period, Analytic had strong stock selection within a majority of economic areas, with health care, telecommunication services, materials and industrials being the strongest. Among the best performing stocks for this portion of the Fund was a short position in Boston Scientific (1.3% of Fund net assets as of December 31). Shares of the medical device manufacturer fell during the latter half of the year, as the company aggressively cut jobs and reported a significant third-quarter loss. A long position in Goodyear Tire & Rubber (sold by yearend) also contributed positively, as its shares rallied after the company took steps to improve its standing with credit agencies. A long position in Avnet (1.7% of Fund net assets), an electronics components company in the industrial sector, also added value to the Fund for the period, as the stock advanced after the company posted better-than-expected earnings and offered guidance above Wall Street’s target.

Another notable long position adding value to the Fund was Owens-Illinois (1.0% of Fund net assets), a specialty closure systems maker. Its shares rallied after the company reported first-quarter profits that more than doubled and Longbow Research, an independent institutional equity research firm, upgraded the stock.

Stock selection was weak within the consumer discretionary and consumer staples sectors. Detracting from this portion of the Fund’s performance was a short position in Discovery Holding Co., a provider of network services to the media and entertainment industries. The company’s shares rose on news of increased earnings and an increased stake in Discovery Communications, the company segment owning cable programming properties such as Discovery Channel, TLC and Animal Planet. A short position in diversified conglomerate Leucadia National also negatively impacted performance during the annual period. Leucadia National’s share price moved higher on news that the Louisiana Bond Commission approved the sale of $1 billion of tax-free bonds to build a new energy complex, with a subsidiary of Leucadia National to build the facility. A long position in Tyson Foods further detracted from Fund performance, as the world’s largest meat processor lowered its 2007 earnings guidance after it was hit hard by higher beef and pork prices. (The percentage of the Fund’s net assets allocated to the above mentioned holdings as of December 31: Discovery Holding Co., 0.7%; Leucadia National, 2.1% and Tyson Foods, 1.3%.)

Worldwide Absolute Return Fund

Analytic intends to continue to emphasize stocks with above-average sales-per-share ratios. Analytic also intends to focus on selecting companies with strong recent and projected earnings growth, while de-emphasizing companies with higher-than-average dividend yields. Analytic further anticipates continuing to seek to emphasize companies with above-average price momentum, while moving away from companies with high financial leverage and above-average trading volume.

Lazard Asset Management—
Global Asset Allocation Strategy
Lazard’s global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: (1) long alpha2 generating ideas and (2) short global market exposure. For 2007, Lazard’s strategy was effective during both strong and weak markets, and thus its portion of the Fund performed well. Globally diversified in equity and fixed income markets primarily through exchange-traded funds (ETFs) and closed-end funds, this portion of the Fund was more heavily weighted in global equities than in fixed income during the period. Lazard believed global equities were more attractive than fixed income from a total rate of return perspective.

Within this portion of the Fund’s equity exposure, the portfolio had an emphasis on clean and alternative energy, water infrastructure and commodities sectors. Lazard focused its investments in Brazil, Russia, India, China and Europe. Overall, this strategy proved effective, as long positions in global water were up 14.6% for the year, in clean energy were up 50.9% and in oil & gas services were up 48.7%. Long positions in the agribusiness and aerospace and defense industries also performed well for the Fund, up approximately 37% and 24%, respectively. Also to the benefit of the Fund, the portfolio had limited exposure to the financials and consumer discretionary sectors, which lagged for the year. One of the strongest individual performers for the portfolio was The China Fund, Inc. (1.5% of Fund net assets as of December 31), a closed-end management investment company investing primarily in companies and other entities with significant assets, investments, production activities, trading or other business interests in China, or which derive a significant part of their revenue from China. The China Fund, Inc. gained approximately 49% for the twelve months ended December 31, 2007.

Detracting from this portion of the Fund’s performance were long positions in U.S. real estate investment trusts (REITs), which declined approximately 9% from the time we bought the securities in early October to the time we sold them in mid-December 2007. Also, an investment in regional banks, via a long position in KBW Regional Banking ETF (sold by yearend), was down 9% from the time of our purchase in early January through early July, when we eliminated the holding. The KBW Regional Banking ETF is comprised of a geographically diverse group of companies representing mortgage banks, loan processors and marketing and service institutions listed on U.S. stock markets. Lazard’s contrarian bet that this undervalued sector of the U.S. market would be revalued proved to be too early, as ongoing fears about the potential impact of the U.S. housing market slowdown kept regional banks out of favor. Also, an investment in John Hancock Tax-Advantaged Dividend Income Fund (sold by yearend), bought in early July and sold in early October, fell approximately 4%. John Hancock Tax-Advantaged Dividend Income Fund is a closed-end fund investing primarily in dividend-paying common and preferred securities that its adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15%.

During the period, Lazard moderated its bias toward equities and correspondingly increased exposure to fixed income. The sub-adviser also initiated positions in the nuclear energy and agriculture industries and eliminated positions in REITs and U.S. regional banks. Lazard intends to maintain its near-neutral allocation within the key equity/fixed income balance for the near term—implementing a bit more of an equity exposure. Within equities,

Worldwide Absolute Return Fund

Lazard intends to tilt toward growth stocks over value stocks. Historically, growth stocks have performed better than value stocks when capital gains have been the favored vehicle for generating returns. With U.S. tax policy scheduled to move back to a pre-2003 formula, capital gain returns should again outpace dividend returns going forward. Thematically, the sub-adviser intends to continue to pursue opportunities in the global water, agribusiness and clean energy, including natural gas and nuclear, areas of the markets. Within fixed income, we intend to allocate to a diverse mix of agency mortgage-backed securities, closed-end funds and government debt instruments, including Treasuries. In particular, Lazard expects to focus on the distressed and discounted fixed income assets that often appear during periods of market dislocations with the idea that credit markets will improve in due course and that an economic slowdown could assert itself without spreading too much havoc. When economies slow, fixed income investments tend to outperform equities, as investors seek quality and comparatively lower risk.

* * *

Going forward, our management team intends to continue analyzing new hedged strategies that might fit into the Fund’s absolute return objective, while carefully examining their suitability during current market cycles. As the Fund grows, we expect to further diversify Fund assets among sub-advisers and to introduce event-driven, global overlay and arbitrage strategies as appropriate.

We appreciate your continued investment in the Van Eck Worldwide Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

Since the sub-advisers will seek to employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historic relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund and you may lose money. In addition, a sub-adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the sub-adviser failed to consider or anticipate.

Allthough the Fund believes that its policy of using multiple investment sub-advisers (rather than a single firm) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. You can lose money by investing in the Fund. Any investment in the Fund should be a part of an overall investment program rather than a complete program. The Fund and its sub-advisers will use aggressive investment strategies that are riskier than those used by traditional mutual funds. As a result, the Fund is subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and other investment companies. The Fund is subject to risks associated with the sub-advisers making trading decisions independently, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. Please see the prospectus for information on these and other risk considerations.

Jan F. van Eck Investment Team Member	Hao-Hung (Peter) Liao Investment Team Member

January 30, 2008

Worldwide Absolute Return Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

2 Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

Worldwide Absolute Return Fund

Sector Weighting Net Exposure*
as of December 31, 2007 (unaudited)

*	Net exposure was calculated by adding long and short positions.
Percentage of net assets. Portfolio is subject to change.

Worldwide Absolute Return Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2007-
		July 1, 2007	December 31, 2007	December 31, 2007
Initial Class	Actual	$1,000.00	$ 964.90	$17.38
	Hypothetical**	$1,000.00	$1,007.51	$17.76

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 3.40%, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Absolute Return Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Absolute Return Fund made at its inception with a similar investment in the Citigroup Three-Month U.S. Treasury Bill Index.

Van Eck Worldwide Absolute Return Fund (Initial Class)
vs. Citigroup Three-Month U.S. Treasury Bill Index

	1	Since
Average Annual Total Return 12/31/07	Year	Inception
Van Eck Worldwide Absolute Return Fund (Initial Class)[1]	4.35%	2.69%
Citigroup Three-Month U.S. Treasury Bill Index	4.74%	3.08%

1Inception date for the Van Eck Worldwide Absolute Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

Worldwide Absolute Return Fund

Schedule of Investments

December 31, 2007

Number
of Shares		Value
COMMON STOCKS: 64.1%
Basic Materials 0.9%
1,157	Ashland, Inc.	$54,877
1,004	Smurfit-Stone Container
	Corp. *	10,602
		65,479
Communications: 4.2%
352	AMDOCS Ltd. *	12,133
2,264	Cablevision Systems Corp. *	55,468
892	Hlth Coro. *	11,953
10,116	Interpublic Group of Cos, Inc. *	82,041
3,331	Qwest Communications
	International, Inc. *	23,350
1,508	US Cellular Corp. *	126,823
152	WebMD Health Corp. *	6,243
		318,011
Consumer Cyclical: 10.4%
5,085	Big Lots, Inc. *	81,309
4,857	Delta Air Lines, Inc. *	72,321
23,002	Ford Motor Co. *	154,803
3,736	Hanesbrands, Inc. *	101,507
6,285	Ingram Micro, Inc. *	113,381
101	Northwest Airlines Corp. *	1,466
972	Penske Automotive Group, Inc.	16,971
14,578	Rite Aid Corp. *	40,673
646	Steelcase, Inc.	10,252
3,279	Tech Data Corp. *	123,684
1,528	TRW Automotive Holdings
	Corp. *	31,935
649	WESCO International Inc. *	25,726
105	Wyndham Worldwide Corp.	2,474
		776,502
Consumer Non-Cyclical: 6.6%
2,506	AmerisourceBergen Corp.	112,444
10	Archer-Daniels-Midland Co.	464
778	Avis Budget Group, Inc. *	10,114
55	Constellation Brands, Inc. *	1,300
466	Corn Products International,
	Inc.	17,125
630	Dean Foods Co.	16,292
362	Health Net, Inc. *	17,485
597	Hertz Global Holdings, Inc. *	9,486
1,047	Humana Inc. *	78,850
457	Kroger Co.	12,206
1,133	Medco Health Solutions, Inc. *	114,886
181	Smithfield Foods Inc. *	5,235
6,172	Tyson Foods, Inc.	94,617
		490,504

Number
of Shares		Value
Energy: 2.4%
672	ExxonMobil Corp.	$62,960
225	Halliburton Co.	8,530
931	Plains Exploration &
	Production *	50,274
1,581	Williams Cos, Inc.	56,568
		178,332
Financial: 18.0%
37	Alleghany Corp. *	14,874
2	American National
	Insurance Co.	242
3099	AmeriCredit Corp. *	39,636
222	Avalonbay Communities	20,899
43	BOK Financial Corp.	2,223
5,689	Charles Schwab Co.	145,354
2,875	China Fund, Inc.	108,962
7,600	DWS Global Commodities
	Stock Fund, Inc.	133,836
2	First Citizens Bancorporation	292
199	Investment Technology
	Group, Inc. *	9,470
65,900	MFS Intermediate Income Trust	400,672
68,300	MFS Multimarket Income Trust	394,091
224	TFS Financial Corp. *	2,675
1,168	The Travelers Co., Inc.	62,838
11	White Mountains Insurance
	Group Ltd.	5,655
		1,341,719
Industrial: 14.3%
308	Applera Corp.	10,447
312	Armstrong World Industries,
	Inc. *	12,514
3,971	Arrow Electronics, Inc. *	155,981
3,689	Avnet, Inc. *	129,004
233	AVX Corp.	3,127
404	Boeing Co.	35,334
179	Carlisle Cors, Inc.	6,628
4,997	Crown Holdings, Inc *	128,173
1,124	Fluor Corp.	163,789
1,826	Jacobs Engineering Group Inc. *	174,584
957	KBR Inc. *	37,132
2059	Owens Corning, Inc. *	41,633
1433	Owens-Illinois, Inc. *	70,934
1072	Shaw Group Inc. *	64,792
136	Snap-On, Inc.	6,561
172	Timken Co. *	5,650
225	URS Corp. *	12,224
1,189	Vishay Intertechnology, Inc. *	13,566
		1,072,073

See Notes to Financial Statements

Worldwide Absolute Return Fund

Schedule of Investments

December 31, 2007 (continued)

Number
of Shares		Value
Technology: 5.8%
1,915	ATMEL Corp. *	$8,273
1,368	Computer Sciences Corp. *	67,675
224	Cypress Semiconductor *	8,071
2,234	Electronic Data Systems Corp.	46,311
2,999	Fairchild Semicon
	International, Inc. *	43,276
2,247	MoneyGram International, Inc.	34,536
752	NCR Corp. *	18,875
9,570	Sun Microsystems, Inc. *	173,504
6,915	Unisys Corp. *	32,708
		433,229
Utilities: 1.5%
4,267	Reliant Energy, Inc. *	111,966
Total Common Stocks
(Cost: $4,720,046)(a)		4,787,815
EXCHANGE TRADED FUNDS: 14.2%
875	iShares DJ US Aerospace &
	Defense Index Fund	59,439
1,000	iShares Lehman MBS
	Fixed-Rate Bond Fund	101,700
2,150	Market Vectors Agribusiness
	ETF *	123,517
2,475	Market Vectors Nuclear Energy
	ETF	88,159
2,650	PowerShares Aerospace &
	Defense Portfolio	60,394
4,600	PowerShares DB US Dollar
	Index Bull Fund *	109,020
1,400	PowerShares Dynamic Energy
	Sector Portfolio	50,988
1,825	PowerShares Dynamic Oil &
	Gas Services Portfolio *	50,717
3,450	PowerShares Dynamic
	Technology Sector Portfolio *	93,944
3,450	PowerShares Global Clean
	Energy Portfolio *	109,365
1,900	PowerShares Global Water
	Portfolio *	46,968
2,225	PowerShares Water Resources
	Portfolio	47,615
4,175	Powershares WilderHill Clean
	Energy ETF *	115,606
Total Exchange Traded Funds
(Cost: $948,217))(a)		1,057,432

Number
of Shares		Value
MONEY MARKET FUND: 17.2%
(Cost: $1,287,630)
	AIM Treasury Portfolio -
1,287,630	Institutional Class	$1,287,630
Total Investments: 95.5%
(Cost $6,955,893)		7,132,877
Other assets less liabilities: 4.5%		335,962
NET ASSETS: 100.0%		$7,468,839

SECURITIES SOLD SHORT: (53.9)%
COMMON STOCKS: (49.7)%
Basic Materials (0.2)%
(1,197)	Louisiana-Pacific Corp.	(16,375)
Communication (6.8)%
(548)	Central European Media
	Enterprise Ltd. *	(63,557)
(1,982)	Discovery Holding Co. (Class A) *	(49,827)
(1,741)	F5 Networks Inc. *	(49,653)
(230)	Harte-Hanks, Inc.	(3,979)
(6,002)	Level 3 Communications, Inc. *	(18,246)
(5,261)	Qualcomm, Inc.	(207,020)
(16,437)	Sirius Satellite Radio Inc. *	(49,804)
(4,930)	Windstream Corp.	(64,189)
		(506,275)
Consumer Cyclical (8.8)%
(112)	Advance Auto Parts Inc.	(4,255)
(4,984)	Circuit City Stores, Inc.	(20,933)
(2,637)	Copa Holdings S.A.	(99,072)
(593)	D.R.Horton Inc.	(7,810)
(275)	DreamWorks Animation SKG, Inc. *	(7,023)
(1,415)	GameStop Corp. *	(87,886)
(4,002)	KB Home	(86,443)
(281)	M.D.C. Holdings, Inc.	(10,434)
(232)	PetSmart, Inc.	(5,459)
(1,282)	Ryland Group, Inc.	(35,319)
(436)	Sears Holdings Corp. *	(44,494)
(1,755)	Southwest Airlines Co.	(21,411)
(5,117)	The Home Depot, Inc.	(137,852)
(1,991)	Tiffany & Co.	(91,646)
		(660,037)

See Notes to Financial Statements

Worldwide Absolute Return Fund

Schedule of Investments

December 31, 2007 (continued)

Number
of Shares		Value
Consumer Non-Cyclical (10.4)%
(8,193)	Boston Scientific Corp. *	$(95,285)
(1,421)	Brookdale Senior Living, Inc.	(40,371)
(748)	Clorox Co.	(48,747)
(907)	Colgate-Palmolive Co.	(70,710)
(1,751)	Cooper Cos, Inc.	(66,538)
(2,172)	Corporate Executive
	Board Co.	(130,537)
(257)	Invitrogen, Inc. *	(24,006)
(1,296)	LifePoint Hospitals, Inc. *	(38,543)
(645)	Medtronic, Inc.	(32,424)
(597)	Merck & Co., Inc.	(34,692)
(4,568)	Mylan Laboratores, Inc.	(64,226)
(1,830)	Wm. Wrigley Jr. Co.	(107,146)
(403)	Wm. Wrigley Jr. Co. (Class B)	(23,777)
Diversified (2.1)%
(3,261)	Leucadia National Corp.	(153,593)
Energy (0.7)%
(98)	Anadarko Peroleum Corp.	(6,438)
(1,370)	Patterson-UTI Energy, Inc.	(26,742)
(443)	Unit Corp. *	(20,489)
		(53,669)
Financial (6.6)%
(1,853)	Bear Stearns Cos., Inc.	(163,527)
(1,156)	CapitalSource, Inc.	(20,334)
(2,922)	Citigroup, Inc.	(86,024)
(298)	Commerce Bancorp, Inc.	(11,366)
(2,361)	Countrywide Financial Corp.	(21,107)
(1,989)	Fidelity National Title Group *	(29,059)
(2,289)	Freddie Mac	(77,986)
(507)	Hudson City BanCorp, Inc.	(7,615)
(282)	MBIA, Inc.	(5,254)
(1,354)	PMI Group, Inc.	(17,981)
(3,629)	Washington Mutual, Inc.	(49,391)
		(489,644)

Number
of Shares		Value
Industrial (2.7)%
(1,194)	Bemis Co.	$(32,692)
(6,806)	Gentex Corp.	(120,943)
(261)	Sonoco Products Co.	(8,529)
(233)	Stericycle, Inc. *	(13,840)
(256)	Teekay Shipping Corp.	(13,622)
(323)	Zebra Technologies Corp. *	(11,208)
		(200,834)
Technology (11.1)%
(647)	Apple Computers, Inc. *	(128,158)
(5,571)	Linear Technology Corp.	(177,325)
(195)	Memc Electronic *	(17,256)
(1,778)	Microchip Technology, Inc.	(55,865)
(4,190)	Paychex, Inc.	(151,762)
(1,126)	Pitney Bowes, Inc.	(42,833)
(8,022)	QLogic Corp. *	(113,912)
(3,159)	Rambus, Inc. *	(66,149)
(1,901)	Silicon Laboratories, Inc. *	(71,154)
		(824,414)
Utilities (0.3)%
(209)	Entergy Corp.	(24,980)
Total Common Stocks Sold Short (49.7)%
(Proceeds: $3,986,240)		(3,706,823)
EXCHANGE TRADED FUNDS: (4.2)%
(2,000)	iShares MSCI EAFE
	Index Fund	(157,000)
(1,085)	SPDR Trust, Series 1	(158,638)
Total Exchange Traded Funds Sold Short
(Proceeds: $305,402)		(315,638)
Total Securities Sold Short: (53.9)%
(Proceeds: $4,291,642)		$(4,022,461)

*	Non-income producing
(a)	Securities segregated for securities sold short with a market value of $5,845,247.

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments at value (Cost: $6,955,894)	$7,132,877
Cash	1,406,182
Receivables:
Securities sold short	2,983,771
Shares of beneficial interest sold	14
Dividends and interest	82,049
Prepaid expenses and other assets	1,889
Total assets	11,606,782

Liabilities:
Payables:
Securities sold short (proceeds $4,291,642)	4,022,461
Dividends on securites sold short	13,612
Shares of beneficial interest redeemed	45,078
Due to Adviser	7,041
Deferred Trustee fees	514
Accrued expenses	49,237
Total liabilities	4,137,943
NET ASSETS	$7,468,839

Shares of beneficial interest outstanding	696,345
Net asset value, redemption and offering price per share	$10.73
Net Assets consist of:
Aggregate paid in capital	$6,812,516
Unrealized appreciation of investments and securities sold short	446,165
Undistributed net investment income	11,650
Undistributed net realized gain on investments, securities sold short and capital gain distributions
received from other investment companies	198,508
$7,468,839

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Operations
Year Ended December 31, 2007

Income:
Dividends		$77,674
Interest		211,550
Total income		289,224
Expenses:
Management fees	$199,505
Dividends on securities sold short	129,677
Professional fees	37,885
Reports to shareholders	23,203
Custodian fees	15,600
Transfer agent fees	11,961
Insurance	3,332
Trustees’ fees and expenses	1,287
Other	2,351
Total expenses	424,801
Expenses assumed by Adviser	(79,815)
Expense offset arising from credits on cash balances maintained with custodian	(15,600)
Net expenses		329,386
Net investment loss		(40,162)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		794,352
Capital gain distributions received from other investment companies		64,683
Net realized loss on securities sold short		(557,292)
Net change in unrealized appreciation (depreciation) of investments		(218,709)
Net change in unrealized appreciation (depreciation) on securities sold short		237,172
Net realized and unrealized gain on investments		320,206

Net Increase in Net Assets Resulting from Operations		$280,044

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Operations:
Net investment income (loss)	$(40,162)	$52,621
Net realized gain on investments, securities sold short and capital gain
distributions received from other investment companies	301,743	174,601
Net change in unrealized appreciation (depreciation) of investments and
securities sold short	18,463	378,451
Net increase in net assets resulting from operations	280,044	605,673
Dividends and distributions to shareholders:
Dividends from net investment income	(55,418)	—
Distributions from net realized capital gains	(190,499)	(41,962)
Total dividends and distributions	(245,917)	(41,962)
Share transactions*:
Proceeds from sales of shares	2,645,220	3,980,497
Reinvestment of dividends and distributions	245,917	41,962
Cost of shares redeemed	(2,682,757)	(3,497,711)
Net increase in net assets resulting from share transactions	208,380	524,748
Total increase in net assets	242,507	1,088,459

Net Assets:
Beginning of year	7,226,332	6,137,873
End of year (including undistributed net investment income of $11,650 and
$52,283, respectively)	$7,468,839	$7,226,332
* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):
Shares sold	245,586	389,281
Shares reinvested	23,376	4,252
Shares redeemed	(252,129)	(337,442)
Net increase	16,833	56,091

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Cash Flows
Year Ended December 31, 2007

Cash flows from operating activities
Net increase in net assets resulting from operations	$280,044
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(11,367,040)
Proceeds from sale of long term securities	10,807,084
Purchase of short term investments	(342,630)
Proceeds of short sales of long term securities	10,053,457
Purchases of short sale covers of long term securities	(9,858,372)
Increase in receivable from securities sold short	(217,010)
Increase in dividends and interest receivable	(80,613)
Increase in prepaid expenses	(247)
Decrease in payable for investments purchased	(1,121,032)
Increase in dividends payable on securities sold short	7,653
Increase in accrued expenses	10,365
Increase in deferred Trustee fees	129
Decrease in due to Adviser	(5,884)
Net realized gain from investments and securities sold short	(237,060)
Change in unrealized appreciation of investments	(18,463)
Net cash used in operating activities	(2,089,619)

Cash flows from financing activities
Proceeds from sales of shares	2,668,356
Cost of shares reacquired	(2,637,777)
Net cash provided by financing activities	30,579
Net decrease in cash	(2,059,040)
Cash, beginning of year	3,465,222
Cash, end of year	$1,406,182
Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$122,024

See Notes to Financial Statements

Worldwide Absolute Return Fund

Financial Highlights
For a share outstanding throughout the period:

					May 1, 2003*
	Year Ended December 31,				to December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$10.63	$9.85	$9.84	$10.02	$10.00
Income (Loss) from Investment
Operations:
Net Investment Income (Loss)	(0.06)	0.08	(0.01)	(0.14)	(0.03)
Net Realized and Unrealized
Gain on Investments	0.52	0.77	0.02	0.11	0.05
Total from Investment Operations	0.46	0.85	0.01	(0.03)	0.02
Less:
Dividends from Net Investment
Income	(0.08)	—	—	—	—
Distributions from Net Realized
Capital Gains	(0.28)	(0.07)	—	(0.15)	—
Total Dividends and Distributions	(0.36)	(0.07)	—	(0.15)	—
Net Asset Value, End of Period	$10.73	$10.63	$9.85	$9.84	$10.02
Total Return (a)	4.35%	8.76%	0.10%	(0.30)%	0.20	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$7,468	$7,226	$6,138	$5,469	$5,922
Ratio of Gross Expenses to Average
Net Assets	5.32%	3.72%	4.64%	5.00%	7.06	%(c)
Ratio of Net Expenses to Average
Net Assets (b)	4.13%	3.16%	3.47%	3.46%	3.09	%(c)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.50)%	0.72%	(0.08)%	(1.45)%	(0.57	)%(c)
Portfolio Turnover Rate	207%	182%	140%	126%	63%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.50%, 2.48%, 2.50%, 2.50% and 2.23% for the periods ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

(c)	Annualized
(d)	Not annualized
*	Commencement of operations

See Notes to Financial Statements

Worldwide Absolute Return Fund

Notes To Financial Statements
December 31, 2007

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Absolute Return Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures contracts are valued using the closing price reported at the close of the respective exchange. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions to Shareholders—Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D. Securities Sold Short—A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at December 31, 2007 are reflected in the Schedule of Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the average daily net assets. The Adviser agreed to assume expenses, exceeding 2.50% of average daily net assets, except for interest, taxes, dividends on securities sold short, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2007, the Adviser assumed expenses in the amount of $79,815. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2007, the Fund had two sub-advisers, Analytic Investors, Inc. (“Analytic”) and Lazard Asset Management LLC (Lazard). The Adviser directly paid sub-advisory fees to Analytic and Lazard at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by Analytic and Lazard.

Note 4—Investments—For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $11,367,040 and $10,807,084, respectively. For the year ended December 31, 2007, proceeds of short sales and the cost of purchases of short sale covers aggregated $10,053,457 and $9,858,372, respectively.

Worldwide Absolute Return Fund

Notes To Financial Statements (continued)

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2007 was $7,002,286 and net unrealized appreciation aggregated $130,591 of which $439,739 related to appreciated securities and $309,148 related to depreciated securities.

At December 31, 2007, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$12,065
Undistributed long term capital gains	244,899
Other temporary difference	(415)
Unrealized appreciation	399,774
Total	$656,323

The tax character of dividends and distributions paid to shareholders was as follows:

	During the
	Year Ended December 31,
	2007	2006
Ordinary income	$141,762	$—
Long term capital gains	104,155	41,962
Total	$245,917	$41,962

During 2007, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss $54,947 and decreased undistributed realized gain $54,947. Net assets were not affected by this reclassification. This difference was primarily due to the tax treatment of securities sold short.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2007, Van Eck Securities Corp. owned approximately 19% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 33%, 27%, 11% and 9% of the outstanding shares of beneficial interest of the Fund.

Note 7—Trustee Deferred Compensation Plan—The Trust has established a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 9—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Note 10—Subsequent Event—A dividend of $0.01 per share from net investment income and a distribution of $0.32 per share from net realized long-term capital gains were paid on January 31, 2008 to shareholders of record of the Initial Class Shares as of January 30, 2008 with a reinvestment date of January 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Van Eck Worldwide Insurance Trust and
the Shareholders of Worldwide Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Absolute Return Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Absolute Return Fund at December 31, 2007, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2008

Worldwide Absolute Return Fund

Approval of Sub-Advisory Agreements (unaudited)

Effective August 3, 2007, PanAgora Asset Management, Inc. (“PanAgora”), one of the sub-advisers, has had a change of control as a result of a transaction whereby Marsh & McLennan Companies, Inc. transferred its ownership interest in Putnam Investments Trust, the indirect parent company of PanAgora, to a wholly-owned subsidiary of Great-West Lifeco Inc. Because this transaction involved a change of control of PanAgora, it was considered an “assignment” of the sub-advisory agreement with PanAgora, and resulted in the automatic termination of the sub-advisory agreement, as required under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board of Trustees considered the approval of a new sub-advisory agreement with PanAgora at a meeting on September 12, 2007. The Board considered the fact that it had completed its annual contract review process at its May 2007 meeting, and had approved each of the sub-advisory agreements for the Fund, including the agreement with PanAgora. The Board further considered the fact that the new sub-advisory agreement with PanAgora would be identical to the prior agreement (other than the date and term thereof) and that no changes were proposed to the nature, extent and quality of services to be provided by PanAgora or to the sub-advisory fee schedule. The Board further noted that PanAgora had provided the Fund with representation letters to the effect that, since the last renewal of its sub-advisory agreement, no material changes have been made to PanAgora’s compliance program or its investment strategy and investment team. the Board also noted that PanAgora does not currently manage any portion of the Fund’s assets.

Based on its consideration of the foregoing factors, and the material factors and related conclusions as identified at its May 2007 meeting, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with PanAgora.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited)

Position(s)
	Held with		Number of
	Fund		Portfolios
	Term of		in Fund	Other
Trustee’s	Office[2] and	Principal	Complex[3]	Directorships
Name, Address[1]	Length of	Occupation(s) During	Overseen	Held Outside the
and Age	Time Served	Past Five Years	by Trustee	Fund Complex[3]
Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
51‡¶	March 2006	Consultant to various asset management
companies.

Jane DiRenzo Pigott	Trustee since	Managing Director, R3 Group, LLC, 2002	9	Director, MetLife
50‡¶	July 2007	to present.		Investment Funds, Inc.;
Director and Chair of
Audit Committee of
3E Company.

Wayne H. Shaner	Trustee since	Investment Adviser, Torray LLC, January	9	Director, The Torray
60‡¶	March 2006	2008 to present; Managing Partner,		Funds, since 1993
		Rockledge Partners LLC, 2003 to 2007;		(Chairman of the Board
		Public Member Investment Committee,		since December 2005).
Maryland State Retirement System since
1991; Vice President, Investments,
Lockheed Martin Corporation (formerly
Martin Marietta Corporation),
1976-September 2003.

R. Alastair Short	Vice Chairman	Vice Chairman, W. P. Stewart & Co., Inc.,	17	Director, Kenyon
54‡¶	and Trustee	September 2007 to present; Managing		Review; Director, The
	since June 2004	Director, The GlenRock Group, LLC		Medici Archive Project.
(private equity investment firm), May 2004
to September 2007; President, Apex Capital
Corporation (personal investment vehicle),
Jan. 1988 to present; President, Matrix
Global Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief.com	17	None
Stamberger	Trustee
48‡¶	since 1994

Robert L. Stelzl	Trustee since	Trustee, Joslyn Family Trusts, 2003 to	9	Director, Brookfield
62‡¶	July 2007	present; Principal, Colony Capital, Inc.,		Properties, Inc.;
		1990 to 2004.		Director and Chairman,
Brookfield Homes, Inc.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
47		Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
51	and President since 2004	Securities Corporation since February 2004; Private Investor, June 2003
– January 2004; Independent Consultant, Waddell & Reed, Inc., April
2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December 2002.
President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc.,
June 1993 – December 2002; Chairman/Director/ President, Ivy Mackenzie
Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc., January
1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
52		Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
51	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute Return
Advisers Corp., and Treasurer of Van Eck Mutual Funds, April 2005 –
December 2006; Second Vice President, Investment Reporting, TIAA-
CREF, January 1996 – April 2005; Senior Manager, Audits, Grant
Thornton, December 1993 – January 1996; Senior Manager, Audits,
McGladrey & Pullen, December 1986 – December 1993; Officer of
three other investment companies advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
59	and Secretary	Associates Corporation, Van Eck Securities Corporation and Van Eck
	since 2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay Management
LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
60	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to December
1999; Vice President and Director of Mutual Fund Accounting and
Administration, The Bank of New York, December 1987 to March 1995;
Officer of three other investment companies advised by the Adviser.

Worldwide Absolute Return Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
33	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard & Milburn
LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
52	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
43	since 2004	Vice President, Van Eck Securities Corporation; Director and Executive
Vice President, Van Eck Absolute Return Advisers Corp.; Director,
Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
44	since 2005	Corporation; Director, Executive Vice President and Chief Compliance
Officer, Van Eck Securities Corporation; Director and President, Van Eck
Absolute Return Advisers Corp.; Director, Greylock Capital Associates
LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $168,000 for 2007 and $161,000 for 2006.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $23,111 for 2007 and $19,250 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Absolute Return Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 4, 2008
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  March 4, 2008
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 4, 2008
     -------------------